AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT

                                     BETWEEN

                       SHADY GROVE FERTILITY CENTERS, INC.

                                       AND

                     LEVY, SAGOSKIN AND STILLMAN, M.D., P.C.



         THIS AMENDMENT NO. 1 TO MANAGEMENT AGREEMENT ("Amendment No. 1") is dated April 16, 1998 by and among IntegraMed America, Inc., a Delaware corporation, with its principal place of business at One Manhattanville Road, Purchase, New York 10577("IntegraMed"), Shady Grove Fertility Centers, Inc., a Maryland corporation, having a place of business at One Manhattanville Road, Purchase, New York 10577 ("Shady Grove") and Levy, Sagoskin and Stillman, M.D., P.C., a Maryland professional corporation, with a place of business at 9707 Medical Center Drive, Suite 230, Rockville, Maryland 20850 ("PC").

                                    RECITALS:

         WHEREAS, Shady Grove and PC entered into a Management Agreement ("Management Agreement") dated March 11, 1998 ("Effective Date") pursuant to which Shady Grove agreed to provide certain management and administrative services to PC for a period of 20 years (the "Term"); and

         WHEREAS, IntegraMed acquired the majority of the stock of Shady Grove on March 12, 1998; and

         WHEREAS, Shady Grove and IntegraMed, entered into a Submanagement Agreement ("Submanagement Agreement"), with PC's consent, dated March 12, 1998 pursuant to which IntegraMed agreed to perform certain duties and responsibilities of Shady Grove under the Management Agreement; and

         WHEREAS, PC desires to establish terms and conditions regarding any expansion that Shady Grove and/or IntegraMed will make with respect to management agreements with other medical practices within defined geographic limits of PC's medical offices and Shady Grove and PC are willing to limit such expansion within defined geographic limits as set forth in this Amendment No. 1; and




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         WHEREAS,  IntegraMed,  is  willing to grant to each of Michael J. Levy,
M.D., Arthur W.Sagoskin, M.D. and Robert J. Stillman, M.D., each a stockholder of PC ("Stockholders"), warrants to acquire 15,000 shares, respectively, of IntegraMed Common Stock (the "Warrants") at a price equal to the closing price of IntegraMed's Common Stock on the date hereof and with an expiration date of the Warrants that is five (5) years from the date hereof; provided, the Stockholders cause PC to amend the Management Agreement so as to extend the Term to 25 years; and

         WHEREAS, PC, based on approval of Stockholders, is willing to extend the Management Agreement for five (5) years so as to expire twenty-five (25) years from the Effective Date.

         NOW THEREFORE,  in  consideration  of the mutual promises and covenants
herein  contained,   and  as  contained  in  the  Management  and  Submanagement
Agreements, IntegraMed, Shady Grove and PC agree as follows:

         1. The first sentence of Section 8.2 of The Management Agreement is hereby deleted and the following sentence is hereby substituted therefor:

                  "The term of this Agreement shall begin on March 11, 1998 (the 'Effective Date') and shall expire twenty-five (25) years after the Effective Date unless earlier terminated pursuant to
                  Article 9 below."

         2. The Management  Agreement is hereby amended to add the following new
Section 8.3 to Article 8:

                  "8.3 Management Company agrees that during the term of this Agreement, Management Company will not manage or provide administrative services to any other medical practice that is competitive to PC within the geographical area outlined in the territory established on the attached Exhibit 8.3, without PC's prior written consent."

         3. All other provisions of the Management Agreement not in conflict with this Amendment No. 1 remain in full force and effect.

         4. During the Term of the Management Agreement or so long as IntegraMed owns the majority of the outstanding stock of Shady Grove, IntegraMed agrees not to manage any other medical practice that is competitive to PC within the geographical area outlined in the territory set forth in Exhibit 8.3 to the Management Agreement.

         5. Within 7 days of execution of this Amendment No. 1 IntegraMed will deliver the Warrants to the respective Stockholders.

         6. This Amendment No. 1 may be executed in any number of separate counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same instrument.




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         IN WITNESS  WHEREOF,  the parties have signed this  Amendment No. 1 the date first above written.


INTEGRAMED AMERICA, INC.


By: /s/Gerardo Canet
    ------------------------
    Gerardo Canet, President


SHADY GROVE FERTILITY CENTERS, INC.


By:  /s/Gerardo Canet
     ------------------------
     Gerardo Canet, President


LEVY, SAGOSKIN AND STILLMAN, M.D., P.C.


By:  /s/ Michael J. Levy, MD
     -------------------------------
     Michael J. Levy, M.D., President